SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 2004


                                 LTX CORPORATION
________________________________________________________________________________
               (Exact name of registrant as specified in charter)



            Massachusetts                                 04-2594045
________________________________________________________________________________
           (State or other                               (IRS Employer
    jurisdiction of incorporation)                     Identification No.)



  LTX Park at University Avenue, Westwood, Massachusetts            02090
________________________________________________________________________________
       (Address of principal executive offices)                   (Zip Code)




       Registrant's telephone number, including area code: (781) 461-1000
________________________________________________________________________________


________________________________________________________________________________
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On February 9, 2004, LTX Corporation announced its financial results for the quarter ended January 31, 2004. The Consolidated Balance Sheet and Consolidated Statement of Operations for such quarterly period are attached as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition.

     The full text of the press release issued in connection with the announcement of its financial results for the quarter ended January 31, 2004 is attached as Exhibit 99.2 to this Current Report on Form 8-K.

     The information contained in this item, including Exhibit 99.2 attached and incorporated herein by reference, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section or
Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 12 and in the accompanying Exhibit 99.2 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  February 9, 2004            LTX Corporation

                                   By:  /s/ Mark J. Gallenberger
                                        ________________________________________
                                        Mark J. Gallenberger
                                        Vice President & Chief Financial Officer












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                                  EXHIBIT INDEX



Exhibit No.           Description
___________           ___________

  99.1 Consolidated Balance Sheet and Consolidated Statement of Operations for the quarter ended January 31, 2004 Press release dated February 9, 2004

  99.2                Press release dated February 9, 2004